Accrued Expenses and Other Current Liabilities - Summary of Accrued expenses and other current liabilities (Detail) - USD ($) $ in Thousands	Sep. 30, 2020	Dec. 31, 2019	Dec. 31, 2018
Accrued Expenses And Other Liabilities Current [Line Items]
Accrued employee compensation and benefits	$ 3,798	$ 3,255	$ 2,572
Accrued external research and development expenses	2,037	1,344	1,284
Accrued professional fees	890	619	102
Deferred rent	1,380	1,370	4
Other	640	319	912
Total	$ 8,745	$ 6,907	$ 4,874